HSBC FUNDS
HSBC Economic Scale Index Emerging Markets Equity Fund
(the “Fund”)

Supplement dated November 9, 2015
to the Prospectus and Statement of Additional Information
dated August 21, 2015

As of November 9, 2015, the Fund has not yet launched operations and is still closed to investors.
The Fund will be closed to investors until further notice and any order to purchase shares of the Fund will be rejected.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE